Exhibit 10.1

Execution version
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.
COMMERCIAL MANUFACTURING SERVICES AND SUPPLY AGREEMENT
This Commercial Manufacturing Services and Supply Agreement (the “Agreement”) is made and entered into as of April 3rd, 2019 (“Effective Date”), by and between Deciphera Pharmaceuticals, LLC, having an address at 500 Totten Pond Road, 6th Floor, Waltham, Massachusetts 02451 (“Customer”), and [***] (“Lonza”). Each of Lonza and Customer may be referred to individually as a “Party,” and Lonza and Customer may be referred to collectively as the “Parties.”
WHEREAS, Customer is engaged in research and development of pharmaceutical products; and
WHEREAS, Lonza can manufacture commercial pharmaceutical products; and
WHEREAS, Customer wishes to engage Lonza, and Lonza wishes to be engaged by Customer, to manufacture quantities of Product (defined below), pursuant to the terms and subject to the conditions of this Agreement for human pharmaceutical use in the Territory produced in accordance with cGMPs.
NOW THEREFORE, in consideration of the representations, covenants and warranties set forth herein, and for other good and valuable consideration, the Parties agree as follows:
1. DEFINITIONS AND GENERAL MATTERS
1.1 Defined Terms. As used in this Agreement, the following words and phrases shall have the meanings set forth below.
•“Adjustment Index” has the meaning set forth in Section 4.5.
•“Adverse Experience” has the meaning set forth in Section 6.5.
•“Affiliate” means any Person who, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with any other Person. “Control” means (a) the direct or indirect legal or beneficial ownership of more than fifty percent (50%) of (i) the ownership interests in a Person or (ii) the outstanding voting rights in a Person or (b) the power to otherwise direct the business activities of a Person.
•“Agents” has the meaning set forth in Section 10.1.
•“API” means Customer’s DCC-2618 compound (ripretinib).
•“Approval” means the approval by FDA or EMA to market and sell Product in the United States or the European Union, respectively, that is manufactured at the Facility.
•“Background Intellectual Property” means any Intellectual Property either (i) owned or controlled by a Party prior to the Effective Date or (ii) developed or acquired by a Party independently from the performance of the Services hereunder. For clarity, Lonza’s Background Intellectual Property includes, but is not limited to, the Lonza Patents.
•“Batch” means the quantity of Product derived from a single run of the Manufacturing Process.
•[***]

Exhibit 10.1

Execution version
•“Calendar Year One” has the meaning set forth in Section 12.5.4(c).
•“Calendar Year Two” has the meaning set forth in Section 12.5.4(c).
•“Campaign” has the meaning set forth in Section 2.7.
•“Cancellation Fee” has the meaning set forth in Section 3.6.
•“Certificate of Analysis” means a document prepared by Lonza listing tests performed by Lonza or an approved contract laboratory organization, the Specifications and test results with respect to a Batch and such other information and certifications as are required to be in such document pursuant to the Quality Agreement.
•“Claim or Proceeding” means any third party claim, action, suit, proceeding or arbitration, including any governmental authority action or investigation for death, bodily injury or property damage.
•“Commencement Date” means the [***] Product Commencement Date or Drug Product Commencement Date, as applicable.
•“Confidential Information” has the meaning set forth in Section 10.1.
•“Current Good Manufacturing Practices” or “cGMPs” mean all applicable laws and regulations in the Territory relating to manufacturing practices of medicinal products for human use promulgated by any relevant governmental authority, as may be updated, supplemented or amended from time to time, including, without limitation, current good manufacturing practices as specified in the ICH guidelines, including without limitation, ICH Q7A “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, US Federal Food Drug and Cosmetic Act at 21CFR (Chapters 210 and 211) and the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC.
•“Customer Indemnified Party” has the meaning set forth in Section 9.1.
•“Customer Withdrawal” means a good faith determination by Customer’s board of directors, as a result of regulatory, safety and/or efficacy concerns regarding the Product, to cease and refrain from development and promotion of the Product and not seek marketing approvals therefor.
•“Disclosing Party” has the meaning set forth in Section 10.1.
•“DP Estimated Schedule” has the meaning set forth in Section 3.1.2.
•“DP Expect Yield” has the meaning set forth in Section 2.7.
•“DP Firm Order” has the meaning set forth in Section 3.1.2.
•“DP Forecast” has the meaning set forth in Section 3.1.2.
•“DP Minimum Yield” has the meaning set forth in Exhibit A.
•“Drug Product” means the bulk finished tablet product manufactured by Lonza for Customer in accordance with cGMPs and the Specifications hereunder, containing the API and other Raw Materials identified in the Master Batch Record.
•“Drug Product Commencement Date” means, with respect to a Batch of Drug Product, the date of commencement of manufacturing activities for such Drug Product hereunder.
•“EMA” means the European Medicines Agency or any successor agency thereto.
•“European Union” means the organization of member states of the European Union as it may be constituted from time to time.

Exhibit 10.1

Execution version
•“Facility” means Lonza’s manufacturing facility located at [***], or such other Lonza facility as may be agreed upon by the Parties in writing.
•[***]
•“FDA” means the United States Food and Drug Administration or any successor agency thereto.
•“Hidden Defect” means any defect in a Product that is not visible or readily identifiable at the time of delivery to Customer and that is the result of the Product failing to comply with the Product Warranty.
•“Initial Term” has the meaning set forth in Section 12.1.
•“Indemnified Party” has the meaning set forth in Section 9.3.
•“Indemnifying Party” has the meaning set forth in Section 9.3.
•“Intellectual Property” means any and all inventions, whether or not patentable, worldwide patents, copyrights, trade secrets, know-how and all other intellectual property rights, including all applications and registrations with respect thereto, but excluding all trademarks, trade names, service marks, logos and other corporate identifiers.
•“KPIs” has the meaning set forth in Section 2.6 below.
•“Law” means all applicable treaties, laws, and regulations in the Territory, including all cGMPs together with amendments thereto.
•“License Agreement” means the License Agreement entered into by and between the Parties, dated effective as of April 3rd, 2019, that is attached hereto in Exhibit E.
•“Lonza Indemnified Party” has the meaning set forth in Section 9.2.
•“Lonza Patents” means the patents listed in the License Agreement.
•“Loss Allowance” has the meaning set forth in Section 5.1.
•“Losses” means any and all losses, fines, fees, settlements, payments, obligations, penalties, deficiencies, liabilities, damages, costs and expenses (including reasonable attorneys’ fees).
•“Manufacturing Process” means the production process for the manufacture of Product that is mutually agreed to by the Parties in writing, as such process may be improved or modified from time to time by agreement of the Parties in writing.
•“Master Batch Record” means the document approved by Lonza and Customer, which defines the manufacturing methods, test methods and other procedures, directions and controls associated with the manufacture and testing of Product, including the starting Batch size (in units or kilograms, as applicable) and the Raw Materials required.
•“Minimum Quantities” has the meaning set forth in Section 3.5.
•“MSA” means the Master Services and Clinical Manufacture Agreement entered into between the Parties, dated effective February 18, 2013, as amended.
•“New Customer Intellectual Property” has the meaning set forth in Section 11.2.
•“New General Application Intellectual Property” has the meaning set forth in Section 11.3.
•“Non-Complying Product” has the meaning set forth in Section 4.8(a).
•“Person” means an individual, partnership, corporation, association, trust, joint venture, unincorporated organization.

Exhibit 10.1

Execution version
•“PDUFA” has the meaning set forth in Section 3.1.1.
•“Price” has the meaning set forth in Section 4.1.
•“Process Validation Batch” means a Batch that is produced according to Master Batch Record and approved validation protocol(s) with the intent to show reproducibility of the Manufacturing Process and is required to complete process validation studies.
•“Product” means each of the [***] Product and Drug Product, individually or collectively, as context requires.
•“Product Non-Approval Notice” has the meaning set forth in Section 12.2(b).
•“Product Warranty” has the meaning set forth in Section 7.3.6.
•“Purchase Order” means with respect to a Batch of [***] Product or Drug Product, a document submitted by Customer to Lonza which must include the quantity and estimated Release date, Customer’s purchase order number, the invoice address, the shipping address and any further information necessary or reasonably requested by Lonza to facilitate the shipment of such Product.
•“Quality Agreement” has the meaning set forth in Section 8.1.
•“Raw Materials” means the materials as specified in the Master Batch Record.
•“Receiving Party” has the meaning set forth in Section 10.1.
•“Regulatory Withdrawal Notice” has the meaning set forth in Section 12.2(b).
•“Release” has the meaning set forth in Section 4.6.
•“Rescheduling Fee” has the meaning set forth in Section 3.4.2.
•“[***] Firm Order” has the meaning set forth in Section 3.1.1.
•“[***] Forecast” has the meaning set forth in Section 3.1.1.
•“[***] Product” means bulk finished drug product intermediate manufactured by Lonza in accordance with cGMPs and the Specifications hereunder, containing the API and other Raw Materials identified in the Master Batch Record.
•“[***] Product Commencement Date” means, with respect to a Batch of [***] Product, the date of commencement of manufacturing activities for such [***] Product hereunder.
•“[***] Product Expected Yield” has the meaning set forth in Section 2.7.
•“[***] Product Estimated Schedule” has the meaning set forth in Section 3.1.1.
•“[***] Product Minimum Yield” has the meaning set forth in Exhibit A.
•“Services” means the commercial manufacturing services and related services (including, without limitation, process and analytical method transfer, process validation, process optimization, validation, quality control and quality assurance activities, and storage services), to be performed by Lonza under this Agreement, particulars of which are set out in a Purchase Order.
•“Specifications” means the release specifications for the manufacture, processing, bulk packaging, testing and testing procedures, shipping, storage and supply of the Product, any Raw Material requirements, analytical procedures and standards of quality control and quality assurance, in each case, as established by the Parties for the Product. The initial Specifications are attached as Exhibit B, which shall be updated as mutually agreed to by the Parties in writing in accordance with the

Exhibit 10.1

Execution version
requirements of any Approval of the Product, and which may be amended from time to time as mutually agreed to by the Parties in writing in accordance with this Agreement.
•“Steering Committee” has the meaning set forth in Section 2.6.
•“Term” has the meaning set forth in Section 12.1.
•“Territory” means the United States of America, the European Union, and any other countries or jurisdictions that are mutually agreed to by the Parties in writing.
1.2 Exhibits. The attached Exhibits are incorporated in and form part of this Agreement:

EXHIBIT A	COMMERCIAL TERMS
EXHIBIT B	SPECIFICATIONS
EXHIBIT C	ENVIRONMENTAL AND HEALTH AND SAFETY INFORMATION
EXHIBIT D	SDS OF MATERIALS PROVIDED BY CUSTOMER
EXHIBIT E	LICENSE AGREEMENT
2. SERVICES; FACILITY; AFFILIATES
2.1 Services. Subject to the terms and conditions of this Agreement, Lonza shall perform the Services and supply the Product as provided in Purchase Order(s) and use commercially reasonable efforts to perform the Services and supply the Product according to the [***] Product Estimated Schedule or DP Estimated Schedule, as applicable. Lonza agrees that, during the Term, it shall manufacture and supply products containing the APIs to Customer only and it shall not market or sell any product containing the API for and to any other third parties. Lonza shall retain appropriately qualified and trained personnel with the requisite knowledge and experience to perform the Services in accordance with this Agreement.
2.1.1 In the event that Customer requests that one or more of its licensees or third party collaborators be able to purchase Services and obtain supply of the Product under this Agreement, Lonza will reasonably consider such request. If Lonza agrees to such request in its sole discretion, then Lonza will negotiate in good faith an amendment to this Agreement to facilitate such request.
2.2 Process Validation Batches. Lonza shall manufacture and deliver and Customer shall purchase Process Validation Batches as mutually agreed by the Parties sufficient to document the operability and reproducibility of the Manufacturing Process at the Facility and permit the Parties to complete and file the necessary regulatory documents. Prior to commencement of Process Validation Batches, Lonza and Customer shall agree on a process validation plan identifying the validation requirements of the Manufacturing Process. Any regulatory support activities (including pre-Approval inspection) required by Customer and agreed to by Lonza to support the Approval of the Product from the Facility shall be performed and supported by Lonza as reasonably requested by Customer.
2.3 Facility.
2.3.1 Lonza shall perform all Services at the Facility. Without limiting the foregoing, Lonza shall tablet all [***] Product manufactured by Lonza at the Facility. Lonza may use other facilities for the Services provided that (i) such facilities have been approved for such Services by all applicable

Exhibit 10.1

Execution version
governmental authorities and (ii) Customer written approval is obtained prior to the use of such facilities, such approval not to be unreasonably withheld by Customer.
2.3.2 [***]
2.4 [Intentionally omitted.]
2.5 Subcontractors. Lonza may subcontract Services to third parties with Customer’s prior written consent, such consent not to be unreasonably withheld. Without limiting the generality of the foregoing, any agreement entered into by Lonza with a third party subcontractor shall, at a minimum, provide for ownership and allocation of Intellectual Property rights and for obligations of confidentiality of information, record-keeping, access, and rights to data that are consistent with the intent and terms of this Agreement. Lonza shall remain liable for the performance of any of its obligations hereunder that it delegates to a subcontractor, and for the acts and omissions of such subcontractors under this Agreement with respect to such delegated obligations.
2.6 Steering Committee. Each Party shall mutually agree upon an equal number of management representatives for a joint steering committee (the “Steering Committee”), which shall meet at least quarterly during the first two (2) years of the Term and two (2) times per calendar year thereafter or for additional times as mutually agreed to by the Parties. The location of the Steering Committee meetings shall be mutually agreed to by the Parties. In the event that Customer grants to a third party marketing partner of Customer any license or rights to Product in the U.S. or the European Union, then subject to execution of an appropriate confidentiality agreement between such third party marketing partner and Lonza, Customer may, but need not, permit such third party marketing partner to be represented on the Steering Committee or to participate in Steering Committee meetings as a non-voting participant, at Customer’s sole discretion. The primary function of the Steering Committee is to (i) ensure the ongoing communication between the Parties and discuss and resolve any issues arising under this Agreement; (ii) agree to and monitor deadlines for the Services, including the [***] Product Commencement Date, Drug Product Commencement Date, [***] Product Estimated Schedule and DP Estimated Schedule; and (iii) develop key performance indicators (“KPIs”), including expected yields for the Services and monitor such KPIs. The Steering Committee shall make all decisions by consensus, with the representatives of each Party having a single vote in the aggregate. In the event that the Steering Committee is unable to resolve any dispute within thirty (30) days of written notification of such dispute, then such dispute shall be escalated to a senior executive of each of Customer and Lonza for attempted resolution. If such senior executives are unable to resolve such dispute within thirty (30) days of such escalation, then either Party may pursue any and all remedies available at law or in equity. The Steering Committee may not amend or modify the terms of this Agreement.
2.7 Yields; Yield Adjustments. Lonza acknowledges that forecasts and orders of [***] Product and Drug Product by Customer will be denominated in numbers of Batches, with Customer making a determination of the number of Batches based on the total quantity, by weight or units, as applicable, of Product forecast or needed by Customer and an expected yield per Batch. The number of Batches set forth in a single Purchase Order from Customer for Product shall be referred to herein as a “Campaign.” The expected yield of a Batch of [***] Product as of the Effective Date is set forth on Exhibit A (as such expected yield may be adjusted from time to time in accordance with the terms of this Section 2.7, the “[***] Product Expected Yield”). The expected yield of a Batch of Drug Product as of the Effective Date is set forth on Exhibit A (as such expected yield may be adjusted from time to time in accordance with the terms of this Section 2.7, the “DP Expected Yield”). From time to time during the Term, and no less frequently than once per calendar year, the Steering Committee shall review the Batch

Exhibit 10.1

Execution version
records and other actual [***] Product and Drug Product production information of Lonza during the period since the last adjustment to an expected yield hereunder. The Steering Committee shall make a good faith determination based on such records and other information of reasonably expected yields of a Batch of [***] Product and of a Batch of Drug Product. Such determination of the Steering Committee with respect to the expected yield of a Batch of [***] Product shall from and after the date of such determination be deemed the [***] Product Expected Yield hereunder and shall supersede any previously determined or agreed [***] Product Expected Yield. Such determination of the Steering Committee with respect to the expected yield of a Batch of Drug Product shall from and after the date of such determination be deemed the DP Expected Yield hereunder and shall supersede any previously determined or agreed DP Expected Yield.
3. FORECASTS AND ORDERS; CAPACITY
3.1 Forecasts.
3.1.1 [***] Forecasts. Within [***] of the beginning of each calendar quarter, commencing with the calendar quarter starting on [***], Customer shall submit to Lonza a good faith, estimated [***] rolling forecast of the number of Batches of [***] Product that Customer expects to order for production commencing with the month following the month in which such forecast is provided (“[***] Forecast”). No later than [***] following Lonza’s receipt of a [***] Forecast, and subject to Section 3.9, Lonza shall provide written notice to Customer of whether it has (as of the date of receipt of the [***] Forecast) capacity available to manufacture the number of Batches of [***] Product forecasted therein and shall provide Customer with an estimated production schedule showing the estimated [***] Product Commencement Date and Release date of each applicable Batch of [***] Product (the “[***] Product Estimated Schedule”). Lonza shall use commercially reasonable efforts to meet the [***] Product Commencement Date and [***] Product Estimated Schedule. Each [***] Forecast shall be non-binding, with the exception of the [***] Forecast for the nearest [***] of the [***] Forecast, which shall be considered a firm order for [***] Product (“[***] Firm Order”); [***]. Lonza shall notify Customer immediately in writing if at any time Lonza has reason to believe that it will not be able to fill a [***] Firm Order. If the [***] Product Estimated Schedule varies from the [***] Forecast, the [***] Forecast for the nearest [***] shall not be considered a [***] Firm Order, and Customer shall not be required to submit a Purchase Order for a [***] Firm Order until the Parties mutually agree on the [***] Product Estimated Schedule. No [***] Forecast shall amend any previous [***] Firm Order unless otherwise agreed to by the Parties in writing.
3.1.2 DP Forecasts. Within [***] of the beginning of each calendar quarter, commencing with the calendar quarter starting on [***], Customer shall submit to Lonza a good faith, estimated [***] rolling forecast of the number of Drug Product Batches that Customer expects to order for production commencing with the month following the month in which such forecast is provided (“DP Forecast”). No later than [***] following Lonza’s receipt of a DP Forecast, Lonza shall provide written notice to Customer of whether it has (as of the date of receipt of the DP Forecast) capacity available to manufacture the number of Batches of Drug Product forecasted therein and shall provide Customer with an estimated production schedule showing the estimated Drug Product Commencement Date and Release date of each applicable Batch of Drug Product (the “DP Estimated Schedule”). Lonza shall use commercially reasonable efforts to meet the Drug Product Commencement Date and DP Estimated Schedule. Each DP Forecast shall be non-binding, provided that, for the nearest [***] of the DP Forecast, all Drug Product Batches forecasted and actually manufactured based on the [***] Firm Order for such [***] period will be considered a firm order for Drug Product (“DP Firm Order”); [***]. Lonza shall notify Customer immediately in writing if at any time Lonza has reason to believe that it will not be able to fill a DP Firm

Exhibit 10.1

Execution version
Order. If the DP Estimated Schedule varies from the DP Forecast, the DP Forecast for the nearest [***] shall not be considered a DP Firm Order and Customer shall not be required to submit a Purchase Order for a DP Firm Order until the Parties mutually agree on the DP Estimated Schedule. No DP Forecast shall amend any previous DP Firm Order.
3.2 Purchase Orders. For [***] Product, Customer shall submit a Purchase Order corresponding to the [***] Firm Order within [***] of the later of: (a) Customer’s receipt of the applicable [***] Product Estimated Schedule if such [***] Product Estimated Schedule first provided by Lonza does not vary from the [***] Forecast for the [***], or (b) the date the Parties mutually agree on the applicable [***] Product Estimated Schedule if the [***] Product Estimated Schedule first provided by Lonza varies from the [***] Forecast. For Drug Product, Customer shall submit Purchase Orders corresponding to the DP Firm Order within [***] of the later of: (x) Customer’s receipt of the applicable DP Product Estimated Schedule if such DP Product Estimated Schedule first provided by Lonza does not vary from the DP Forecast for the nearest [***], or (y) the date the Parties mutually agree on the applicable DP Product Estimated Schedule if the DP Product Estimated Schedule first provided by Lonza varies from the DP Forecast. Lonza shall confirm acceptance of Purchase Orders within [***] of receipt and shall confirm the estimated Commencement Date; provided that Release dates set forth in any Purchase Order shall be deemed to be estimated only subject to Lonza’s obligation to use commercially reasonable efforts to meet such Release dates. Upon confirmation by Lonza, each Purchase Order will be regarded as a binding commitment by Lonza to manufacture and deliver to Customer the relevant quantity of Product according to the requirements set forth in such Purchase Order.
3.3 Forms and Inconsistencies. Any term or condition of a Purchase Order, acceptance form used by Lonza, or any other correspondence between the Parties that is different from, inconsistent with or contrary to the terms and condition of this Agreement shall be void. All Purchase Orders submitted by Customer shall be deemed to incorporate and be subject to the terms and conditions of this Agreement. Lonza’s failure to object to any provisions contained in any communication from Customer shall not be deemed a waiver of the provisions herein.
3.4 Rescheduling.
3.4.1 Reschedule by Lonza. Lonza shall have the right to reschedule a Commencement Date of manufacturing of any Product upon reasonable prior written notice to Customer, provided that the rescheduled Commencement Date is: (a) no later than (i) [***] after the Commencement Date originally estimated at the time of Lonza’s acceptance of the binding Purchase Order for Purchase Orders submitted by Customer during the [***] or (ii) [***] after the Commencement Date originally estimated at the time of Lonza’s acceptance of the binding Purchase Order for Purchase Orders submitted [***]; and (b) no earlier than (i) [***] prior to the Commencement Date originally estimated at the time of Lonza’s acceptance of the binding Purchase Order for Purchase Orders submitted by Customer during the [***], or (ii) [***] prior to the Commencement Date originally estimated at the time of Lonza’s acceptance of the binding Purchase Order for Purchase Orders submitted [***].
3.4.2 Reschedule by Customer. If the Customer requests to change the Commencement Date, Lonza will make commercially reasonable efforts to accommodate the request; provided, however, in the event that this change would impact other projects scheduled for occupancy in the designated suite or suites, manufacture of the Customer’s Product may be delayed until an adequate time period is available

Exhibit 10.1

Execution version
in the Facility schedule. Any such change requested by Customer may result in a rescheduling fee as calculated below (the “Rescheduling Fee”), subject to Section 3.8:

Number of days in advance of the Commencement Date that the rescheduling notice is received	% of Purchase Order that is payable
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.5 Minimum Quantity. Customer undertakes to purchase from Lonza and Lonza undertakes to supply to Customer certain minimum quantity of Product as set forth in Exhibit A (the “Minimum Quantities”). [***].
3.6 Cancellation of a Binding Purchase Order. Customer may cancel a binding Purchase Order upon written notice to Lonza, subject to the payment of a cancellation fee as calculated below (the “Cancellation Fee”), subject to Section 3.8:
[***]
3.7 Payment of Rescheduling Fee and Cancellation Fee.
3.7.1 Any Rescheduling Fee or Cancellation Fee, as applicable, shall be payable within [***] following the written notice of the rescheduling or cancellation associated with the rescheduled or cancelled Batch, in each case, as applicable.
3.7.2 The Cancellation Fee shall include all Lonza’s costs associated with the cancelled Batch, including the costs of any Raw Materials. The Cancellation Fee shall be Lonza’s sole remedy for Customer’s cancellation of a binding Purchase Order. Notwithstanding anything herein to the contrary, no Cancellation Fee shall be applicable in the event Customer cancels a Purchase Order solely due to Lonza’s inability to manufacture Minimum Quantities pursuant to Section 3.5.
3.8 Replacement Project. Notwithstanding the foregoing, and in order to mitigate the Rescheduling Fee or Cancellation Fee, as applicable, Lonza will use commercially reasonable efforts to secure a new project for the manufacturing space, and for the same dates and duration that would have been occupied by Customer, and then, in such case, the Rescheduling Fee or Cancellation Fee, as applicable, for each Purchase Order rescheduled or cancelled that is replaced by a new project shall be reduced by an amount equal to one hundred percent (100%) of the production fees associated with such replacement project.
3.9 Reservation of Capacity. Lonza shall reserve manufacturing capacity at the Facility as set forth on Exhibit A hereto.
4. PRICE; PAYMENT TERMS; DELIVERY; ACCEPTANCE AND REJECTION
4.1 Price. Customer agrees to pay Lonza for the [***] Product and Drug Product provided hereunder at the price set forth on Exhibit A hereto (the “Price”).

Exhibit 10.1

Execution version
4.2 Taxes. The Price is exclusive of taxes, which taxes shall be for the account of Customer. Taxes that Lonza is required by Law to collect from Customer, e.g., V.A.T., will be separately stated in Lonza’s invoice and will be paid by Customer to Lonza.
4.3 Payment Terms. Lonza shall invoice Customer at the time Product is Released. Each shipment shall constitute an independent transaction, and Customer shall pay for the same in accordance with the specified payment terms. All undisputed invoices shall be paid within [***] of receipt, and without deduction, deferment, lien, counterclaim, or set-off. All payments shall be in United States Dollars (USD).
4.4 Late Payment Interest. If Customer is in default of payment of any undisputed invoice on the due date, interest shall accrue on any amount overdue at the lesser of (i) [***] per month, or (ii) the maximum rate allowable by applicable Law, interest to accrue on a day to day basis until full payment. If any undisputed invoice is unpaid for more than [***] following the due date, then Lonza shall, at its sole discretion and without prejudice to any other of its accrued rights, and upon prior written notice to Customer, be entitled to suspend the provision of the Services and or delivery of Product until all such overdue amounts have been paid in full including interest for late payments.
4.5 Price adjustments. Lonza may adjust the Price in accordance with changes in the US Department of Labor’s Bureau of Labor Statistics Pharmaceutical Preparations Index, ethical PCU SI07003 (https://www.bls.gov/ppi) or any successor index (the “Adjustment Index”) [***]. The Price shall be adjusted based on the change in the Adjustment Index from January 1 of the prior calendar year to January 1 of the current calendar year. The new Price reflecting such adjustment shall be effective for any manufacture of Product for which the Commencement Date is on or after the date of Lonza’s written notice to Customer of the Price adjustment.
In addition to the above, the Price may be changed by Lonza, upon reasonable prior written notice to Customer (providing reasonable detail in support thereof), to reflect (i) an increase in variable costs (such as energy) by more than [***] (based on the initial Price or any previously amended Price), or for a process adjustment, and (ii) any material change in an environmental, safety or regulatory standard that substantially impacts Lonza’s cost and ability to perform the Services.
4.6 Delivery; Title. All Product shall be delivered ExWorks (as defined by Incoterms® 2010) the Facility. Title and risk of loss or damage to the Product shall pass to Customer at the time Product is released by Lonza’s QA department and Lonza delivers to Customer the Certificate of Analysis and such other release documentation as is reasonably required to meet all applicable regulatory requirements of the applicable governmental authorities in the Territory (the “Release”). Lonza shall provide necessary documentation to allow shipment from Lonza’s premises to those detailed in the Purchase Order. Customer shall arrange for shipment and take delivery of such Product from the Facility, at Customer’s expense, within [***] after Release of the Product by Lonza or pay applicable storage costs. Lonza shall provide storage on a bill and hold basis for such Batch(es) at no charge for up to [***]; provided that any additional storage beyond [***] will be subject to availability and, if available, will be charged to Customer and will be subject to a separate bill and hold agreement. Within [***] following a written request from Lonza, Customer shall provide Lonza with a letter in form satisfactory to Lonza confirming the bill and hold status of each stored Batch.
4.7 Credit. Customer agrees to make available to Lonza such statements of Customer’s financial condition as Lonza may, from time to time, reasonably request; provided, however, that for so long as Customer is, or it is part of a consolidated group that is, a public reporting company under

Exhibit 10.1

Execution version
applicable securities laws, Customer shall not be required to provide any statements of Customer’s financial condition other than Customer’s, or its consolidate group’s, as applicable, most recent publicly available financial statements.
4.8 Acceptance and Rejection of Product; Disposal of Rejected Shipments.
(a) Customer may reject any Product that does not meet the Product Warranty (“Non-Complying Product”) by providing written notice of rejection to Lonza within [***] following Lonza’s Release of the Product for delivery hereunder; provided that such period for rejection shall in the case of Hidden Defects in the Product be [***] following Lonza’s Release of the Product for delivery hereunder. Failure by Customer to provide notice of rejections within the applicable timeframe shall constitute irrevocable acceptance of the Product by Customer.
(b) Lonza shall have the right to examine and test any Product that Customer claims to be a Non-Complying Product and shall notify Customer in writing of the results of such examination.
(c) In the event the Parties cannot agree as to whether or not any shipment of Product is a Non- Complying Product, the Parties shall appoint a third party, which shall be a mutually acceptable independent reputable laboratory, to review records, test data and perform comparative tests and/or analyses on samples of Products. Such analytical procedures performed by the independent laboratory shall be mutually agreed upon by the Parties. The independent laboratory shall complete and report its findings in writing within [***], the findings of which shall be binding on the Parties, absent manifest error. The Parties shall ensure that such independent laboratory is bound to the Parties by obligations of confidentiality no less exacting than those applying between the Parties. Expenses of such laboratory testing shall be borne by the Party whose position is determined to have been in error or, if the laboratory cannot place the fault noticed and complained about, then the Parties shall share equally the expenses of the laboratory.
(d) Notwithstanding anything else in this Agreement, [***].
4.9 Remedy for Non-Complying Product and Non-Complying Services. Customer shall return any shipments of Non-Complying Product (or portions thereof) rejected pursuant to Section 4.8 to Lonza at Lonza’s expense. As Lonza’s sole liability and Customer’ sole remedy with respect to such Non-Complying Product, [***], Lonza shall [***]. The provisions of this Section 4.9 shall survive termination or expiration of this Agreement, provided that, subsequent to the termination or expiration of this Agreement, Lonza may, in lieu of [***].
4.10 Minimum Yield. For each Batch of Product ordered pursuant to a Purchase Order, Lonza shall manufacture the Product in accordance with the terms of this Agreement and the Quality Agreement using commercially reasonable efforts to deliver the applicable expected yield per Batch. If the actual yield of any Campaign for [***] Product is less than the product of the number of Batches in such Campaign multiplied by the [***] Product Minimum Yield, then Lonza shall promptly notify Customer of such shortfall, and except if such shortfall is solely due to the failure of the API provided by Customer for use in the manufacture of a Batch within such Campaign to conform to the applicable specifications for such materials, then, within [***] of such notice, Customer may elect to either: [***].

Exhibit 10.1

Execution version
5. OBLIGATIONS OF THE CUSTOMER
5.1 Manufacture and Supply of API. Customer shall comply with all applicable Laws related to the manufacture of API and the delivery of API to Lonza. Customer shall identify, qualify, purchase and deliver the API to the Facility. Customer shall be responsible for the quality of the API, Quality Assurance and management of API vendor relationship. Customer shall supply Lonza with the quantity of API required to manufacture the [***] Product in the amount specified in Customer’s Purchase Order, [***] (excluding material for lab testing and retain) (“Loss Allowance”) to allow for normal waste and breakage, not less than: (a) [***] prior to the Commencement Date for such [***] Product for Purchase Orders submitted [***] following the Effective Date; and (b) [***] prior to the Commencement Date for such [***] Product for Purchase Orders submitted [***] following the Effective Date. Delivery shall take place DDP Facility Incoterms 2010. Title to the API shall remain with the Customer and shall not transfer to Lonza. Lonza shall not be responsible for any failure to deliver or any delivery delay of [***] Product due to the failure of Customer to deliver or cause delivery of API in the time specified in this Section and Customer shall be responsible for the Rescheduling Fees in Section 3.4 or the Cancellation Fees in Section 3.6, as applicable, in each case, subject to Section 3.8. In the event of any loss or damage to API while in the possession of Lonza in excess of the Loss Allowance [***].
5.2 Health & Safety Data. (a) Customer has provided to Lonza certain information relating to the API, attached hereto as Exhibit D. To the extent Customer has not provided the information in Exhibit D and to the extent it possesses the information, Customer shall provide to Lonza, prior to the shipment of any API to Lonza hereunder, the environmental, health and safety information described in Exhibit C as it relates to the API. To the extent the information contained in paragraphs 2 and 3 of Exhibit C has not yet been generated by Customer, tests, analyses and/or research necessary to collect such information and data shall be conducted, at the expense of Customer, by Customer internally or by an outside laboratory retained by Customer. Customer shall properly document all such test results and shall provide such documentation to Lonza prior to the delivery of any API to Lonza. If the data indicates that Lonza cannot safely manage the API without the addition of certain engineering controls or other changes to its facilities and/or equipment, the Parties will [***].
(b) Customer shall provide to Lonza promptly upon receipt by Customer (i) any information needed to clarify, correct, supplement or amend any of the information described in Exhibit C or provided in Exhibit D and (ii) any other information reasonably related to the environmental, health and safety implications, including employee health and safety, of the handling, manufacture, distribution, use and disposal of the API. Lonza shall not be responsible for any failure to deliver or delivery delay due to Customer’s failure to deliver such results or documentation.
5.3 Compliance with Law; Use and Disposal of Product. Customer is responsible for (a) the formulation, use, packaging, labeling (including developing all Product labeling, printing the labels, and for labeling content), distribution, marketing, promotion, sale and disposal of Product, including compliance with all Laws related to the same; (b) communicating with any governmental authority concerning the Product, including without limitation with respect to the registration, classification or notification of a new Product or substance, or the use, packaging, labeling, distribution, marketing, promotion, sale or disposal of the same or any adverse events related to the Product (for the avoidance of doubt, Lonza may interact with governmental authorities for the purpose of fulfilling its obligations hereunder); (c) storing and handling Product in appropriate conditions following its delivery by Lonza; (d) determining that the Specifications for the Product permit its sale in each country in the world in which Customer intends to sell the Product; and (e) determining that the Product is permitted for human use. Customer shall conduct all such activities at all times in compliance with applicable Laws. The

Exhibit 10.1

Execution version
Parties acknowledge and agree that Lonza has no control, role, or other form of influence in Customer’s use, packaging, labeling, distribution, marketing, promotion, sale and disposal of Product, nor does it control or influence over any payments or transfers of value that may be made by Customer to health care professionals, health care institutions, or any other customer or third party. Customer is responsible for participation and compliance in all government health care programs such as Medicare and Medicaid, and any rebate liability, mandatory pricing, or reporting obligations resulting therefrom.
5.4 Customs License. To the extent applicable, Customer shall provide Lonza with a copy of any customs license relating to API supplied by Customer to Lonza hereunder and that is required to be available in accordance with the applicable laws, as well as other documentation and information reasonably requested by Lonza relating to the same. In the event Lonza requests or seeks an amendment to such license, Customer agrees to cooperate reasonably with Lonza in obtaining the same.
5.5 Additional Obligations. Customer acknowledges and agrees that Lonza is not responsible for any intellectual property decisions, and is not responsible for any litigation costs, which result solely from the filing of the Products for regulatory approval. Customer acknowledges and agrees that Lonza is not responsible for maintaining pharmacovigilance infrastructure as would be required of a distributor of Product.
5.6 Regulatory Approvals. Customer will own and control all regulatory approvals in the Territory (including all associated contents and correspondences) and applications therefore related to the Product and any other marketing authorizations within the Territory. Customer is responsible for compiling the registration dossiers (with reasonable and necessary assistance from Lonza), filing the marketing applications with the regulatory authorities in the Territory, and maintaining marketing authorizations for the Product and the costs associated with the same.
6. OBLIGATIONS OF LONZA
6.1 Materials. Lonza shall be responsible for procuring Raw Materials identified in the Master Batch Record other than the API. Upon cancellation of any Batch or termination of the Agreement, (a) all unused Raw Materials shall be paid for by Customer within [***] of invoice and at Customer’s option such Raw Materials and API will either be (i) [***].
6.2 Lonza Regulatory Obligations. Lonza is responsible for (a) manufacturing and supplying the Product in compliance with all applicable Laws, including but not limited to environmental health and safety laws and cGMPs, and (b) storing and handling Product in appropriate conditions before its delivery to Customer in accordance with Section 4.6. Lonza shall obtain and maintain during the Term all regulatory approvals necessary in the jurisdiction in which the Facility is located for Lonza to operate the Facility.
6.3 Inspections and Audits. Subject to the terms of the Quality Agreement, Customer and its representatives shall have the right to visit or audit, or request a reputable third party to visit or audit, the Facility to verify that the documentation, equipment and material relating to the Product is maintained in accordance with applicable Laws and that Lonza is performing its obligations hereunder. Customer shall bear all its costs related to any such audit, visit or inspection. This Section 6.3 is subject in all cases to any such party executing a confidentiality agreement with Lonza, in form and substance reasonably acceptable to Lonza.

Exhibit 10.1

Execution version
Subject to the terms of the Quality Agreement, Lonza will: (a) allow full access to any governmental regulatory inspection; (b) allow Customer’s representatives or agents to be on-site at any inspection by any regulatory authority to the extent such inspection relates to the Product or the Services; (c) give Customer reasonable advance notice of any such inspection; (d) promptly inform Customer of the results of such inspections to the extent such inspection directly relates to the Product, the Services or that affects Lonza’s performance under this Agreement; (e) comply with all reasonable requests and comments by Customer with respect to all contacts and communications with any regulatory authority relating in any way to the Products or Services; (f) immediately inform Customer in the event any regulatory authority takes regulatory action against Lonza that could have an effect on Lonza’s performance of the Services; and (g) take such actions that are commercially reasonable to correct any deficiencies identified by any inspection or audit conducted by such regulatory authority.
6.4 Marketing Authorizations. Subject to Customer’s obligations in Section 5.6, Lonza shall reasonably assist Customer in obtaining and maintaining marketing authorizations for the Product.
6.5 Adverse Events. Lonza shall promptly notify and forward to Customer any information concerning any potentially serious or unexpected side effect, injury, toxicity or sensitivity reaction or any unexpected incidence or other adverse experience related to the Product (an “Adverse Experience”) reported to it. Customer agrees that it shall be solely responsible to review, analyze and respond to any Adverse Experience. Lonza shall provide all reasonable support as requested by Customer in connection with such Adverse Experience.
7. REPRESENTATIONS AND WARRANTIES
7.1 Disclaimer of Other Warranties. EXCEPT AS STATED IN THIS ARTICLE 7 NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, AND TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW EACH PARTY SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES INCLUDING WITHOUT LIMITATION WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
7.2 Lonza advises, and Customer acknowledges that, the Products resulting from the Services performed under this Agreement may not be used in the production, encapsulation, packaging or marketing of any product which is in violation of any applicable Laws or with any person or entity on any applicable government sanction, restricted party or denial list without a license or otherwise in violation of applicable Laws.
7.3 Lonza Representations and Warranties. Lonza represents and warrants that:
7.3.1 as of the Effective Date it is duly organized, validly existing, and in good standing under the laws of the jurisdiction of establishment or organization;
7.3.2 it is authorized to enter into this Agreement and perform its obligations under this Agreement;
7.3.3 this Agreement has been duly executed and delivered on behalf of Lonza and constitutes a legal, valid and binding obligation of Lonza;
7.3.4 its performance of this Agreement will not breach any agreement to which Lonza is bound;

Exhibit 10.1

Execution version
7.3.5 it will comply with all Laws that affect its performance and activities under this Agreement;
7.3.6 all Product delivered by Lonza hereunder shall on the date of delivery to Customer: (a) conform to the Specifications; (b) be manufactured and delivered in accordance with the Quality Agreement and cGMPs; and (c) not be adulterated within the meaning of the United States Food, Drug and Cosmetic Act, as amended, and any regulations promulgated thereunder (collectively the “Product Warranty”);
7.3.7 all Product delivered by Lonza hereunder shall on the date of delivery to Customer be free and clear of any lien or encumbrance;
7.3.8 as of the Effective Date it holds all necessary permits, approvals, consents and licenses necessary to enable the performance of the Services at the Facility;
7.3.9 as of the Effective Date neither it nor any of its employees or subcontractors that are performing Services under this Agreement are debarred or, to Lonza’s knowledge, threatened to be debarred by the FDA; and
7.3.10 to its knowledge as of the Effective Date, Lonza has all the rights necessary to permit Lonza to use the Manufacturing Process and manufacture Products without infringing or misappropriating the Intellectual Property of any third party, and to its knowledge no claims are pending or threatened against Lonza by any third party with respect to any such infringement or misappropriation (each an “Infringement Claim”).
7.4 Customer Representations and Warranties. Customer represents and warrants that:
7.4.1 as of the Effective Date it is duly organized, validly existing, and in good standing under the laws of the jurisdiction of establishment or organization;
7.4.2 it is authorized to enter into this Agreement and perform its obligations under this Agreement;
7.4.3 this Agreement has been duly executed and delivered on behalf of Customer and constitutes a legal, valid and binding obligation of Customer;
7.4.4 neither it nor any of its Affiliates’ performance of this Agreement will breach any agreement to which Customer is bound;
7.4.5 the Products will not be made available to any person or entity on any sanction, restricted party or denied party list of the United States of America, Switzerland, the European Union or United Nations without a license or otherwise in violation of Laws; and
7.4.6 it will comply with all Laws that affect its performance and activities under this Agreement.
7.5 Other Obligations.
7.5.1 Lonza shall hold and maintain all necessary permits, approvals, consents and licenses necessary to enable the performance of the Services.

Exhibit 10.1

Execution version
7.5.2 Lonza shall not engage any employees or knowingly engage any subcontractors to perform Services under this Agreement that are debarred, or to Lonza’s knowledge, threatened to the debarred, by the FDA (or subject to any similar sanction of the EMA or any other applicable foreign equivalent of which Customer provides notice to Lonza). Lonza shall notify Customer immediately if Lonza becomes aware that it, or any of its employees or subcontractors that are performing Services, become debarred.
7.5.3 Lonza shall not knowingly incorporate any third party Intellectual Property into the Manufacturing Process or Product resulting from the Services performed under this Agreement.
7.5.4 Lonza shall notify Company promptly in writing if it becomes aware of any Infringement Claim.
8. MANUFACTURING STANDARDS
8.1 Quality Agreement. The Parties agree to negotiate in good faith and enter into a mutually acceptable quality agreement prior to the manufacture of the Product, and that will set out the responsibilities of the Parties in relation to quality assurance and quality control of Product as required for compliance with cGMPs (“Quality Agreement”). Lonza shall manufacture and supply the Product in accordance with the Quality Agreement as reasonably updated by the Parties from time to time, notably to take into consideration any marketing authorization(s) for Product. If there are any conflicts between the Quality Agreement and the Agreement, the provisions of the Agreement shall govern and control, with the exception that the Quality Agreement shall control for matters relating to the quality and disposition of the Product.
8.2 Modifications in Specifications. Any changes to the Specifications shall be agreed between the Parties in writing. Costs for amendments to the Specifications (including without limitation any additional Product or procurement costs) [***].
8.3 Modifications in Materials. Customer shall notify Lonza of any change related to the API that may affect the validated process including but not limited to supplier changes, process change, regulatory change, and environment health safety characteristics. Customer should provide to Lonza a written notification of such change at least [***] before implementation of the change. In the case the change warrants validation batches, the costs associated [***].
9. INDEMNIFICATION
9.1 Indemnification of Customer. Lonza shall indemnify, defend and hold Customer, its Affiliates and their respective officers, directors, employees and agents (each, a “Customer Indemnified Party”) harmless from and against any and all Losses suffered, incurred or sustained by any Customer Indemnified Party, by reason of any Claim or Proceeding to the extent arising out of or resulting from: (i) Lonza’s breach of a representation or warranty of Lonza in this Agreement; (ii) Lonza’s breach of a material obligation of Lonza in this Agreement; or (iii) Lonza’s gross negligence or willful misconduct in connection with this Agreement; provided however, that Lonza shall have no obligation of indemnity hereunder with respect to any Losses suffered, incurred or sustained by any Customer Indemnified Party, by reason of any Claim or Proceeding to the extent arising out of or resulting from an act or omission described in clause (i), (ii), (iii), or (iv) of Section 9.2.

Exhibit 10.1

Execution version
9.2 Indemnification of Lonza. Customer shall indemnify, defend and hold Lonza, its Affiliates and their respective officers, directors, employees and agents (each, a “Lonza Indemnified Party”) harmless from and against any and all Losses suffered, incurred or sustained by any Lonza Indemnified Party, by reason of any Claim or Proceeding to the extent arising out of or resulting from (i) Customer’s breach of a representation, warranty or material obligation of Customer in this Agreement; (ii) Customer’s gross negligence or willful misconduct in connection with this Agreement; (iii) the use, packaging, labeling, distribution, marketing, promotion, sale and disposal of Product or API by or under the authority of Customer; or (iv) a claim or allegation that the Product, or any part thereof, or the API infringes, misappropriates, or otherwise violates a patent, copyright, trade secret, trademark or other intellectual property right of any third party; provided however, that Customer shall have no obligation of indemnity hereunder with respect to any Losses suffered, incurred or sustained by any Lonza Indemnified Party, by reason of any Claim or Proceeding to the extent arising out of or resulting from an act or omission described in clause (i), (ii), or (iii) of Section 9.1.
9.3 Indemnification Procedures. In the event that any Claim or Proceeding is asserted or imposed against any Party, and such Claim or Proceeding involves a matter which is subject to a claim for indemnification under this Article 9, then such Party (an “Indemnified Party”) shall promptly give written notice to the other Party (the “Indemnifying Party”) of such Claim or Proceeding and provide the Indemnifying Party with a copy of any complaint, summons or other written notice that the Indemnified Party receives in connection with such Claim or Proceeding. An Indemnified Party’s failure to so notify the Indemnifying Party promptly will relieve the Indemnifying Party’s obligation set forth in Section 9.1 or Section 9.2, as applicable, only to the extent such failure is materially prejudicial to the Indemnifying Party’s ability to defend the Claim or Proceeding. Provided that the Indemnifying Party is not contesting its indemnity obligation, the Indemnifying Party shall assume, at its cost and expense, the defense of such Claim or Proceeding through its legal counsel selected and reasonably acceptable to the Indemnified Party. Notwithstanding the foregoing, the Indemnified Party may, at its option and expense, select and be represented by separate counsel. The Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the Claim or Proceeding and (b) have control over the Claim or Proceeding, including the right to settle; provided, however, that the Indemnifying Party shall not, absent the prior written consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement that (1) provides for any relief other than the payment of monetary damages for which the Indemnifying Party shall be solely liable and (2) where the claimant or plaintiff does not release the Indemnified Party, its Affiliates and their respective directors, officers, employees, agents and representatives, as the case may be, from all liability in respect thereof. In no event shall the Indemnified Party be liable for any claims that are compromised or settled in violation of this Section 9.3.
9.4 Waiver of Certain Losses. EXCEPT FOR [***] IN NO EVENT SHALL EITHER PARTY OR SUCH PARTY’S AFFILIATES BE LIABLE TO THE OTHER PARTY OR SUCH OTHER PARTY’S AFFILIATES FOR ANY LOSS OF OPPORTUNITY, LOSS OF PROFITS, LOSS OF ANTICIPATED SALES, OR FOR ANY PUNITIVE, INCIDENTAL, CONSEQUENTIAL, INDIRECT OR SPECIAL LOSSES OR DAMAGES WHETHER OR NOT FORESEEABLE, OR WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OF ANY KIND HOWEVER CAUSED, WHETHER BASED ON CONTRACT, TORT, NEGLIGENCE, INDEMNITY OR OTHER THEORY OF LAW, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT (OR THE TERMINATION HEREOF) OR ANY PURCHASE ORDER, AS APPLICABLE.

Exhibit 10.1

Execution version
9.5 Limitation of Liability.
9.5.1 NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT OR A PURCHASE ORDER, AS APPLICABLE, THE TOTAL LIABILITY, IN THE AGGREGATE, OF EITHER PARTY AND ITS AFFILIATES, TO THE OTHER PARTY AND ANYONE CLAIMING BY OR THROUGH THE OTHER PARTY, FOR ANY AND ALL CLAIMS, LOSSES, COSTS, DAMAGES OR FEES, INCLUDING WITHOUT LIMITATION, ATTORNEYS’ FEES RESULTING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT OR A PURCHASE ORDER FROM ANY CAUSE OR CAUSES SHALL IN NO EVENT EXCEED, IN THE AGGREGATE, THE GREATER OF [***].
9.5.2 [***]
9.6 Insurance. Each Party shall, during the Term and for [***] after termination or expiration of the Agreement, obtain and maintain at its own cost and expense from a qualified insurance company, comprehensive general liability insurance, which is reasonable and customary in the United States of America, and product liability coverage in the amount of at least [***] per claim. Each Party shall provide the respective other Party with a certificate of such insurance upon reasonable request.
10. CONFIDENTIALITY
10.1 Non-disclosure and Non-use. Neither Party shall disclose to any third party nor use for its own purposes (other than those contemplated by this Agreement) any Confidential Information of the other Party. For purposes of this Agreement, “Confidential Information” shall mean all proprietary information, including know-how, trade secrets, business plans, pharmaceuticals, materials, operations, equipment, processes, methods, strategies and systems, and financial information, prices, materials, building techniques and any drawings, specifications, designs and other information or data, or any fact with respect to any of the foregoing relating to the Services performed under this Agreement, that is disclosed in any manner by or on behalf of a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) or its permitted recipients pursuant to this Agreement or prior to entry into this Agreement in connection with the Parties’ discussions to enter into this Agreement commencing on [***]. This Agreement will be deemed to be the Confidential Information of both Parties. Notwithstanding the above, either Party may disclose Confidential Information to those of its and its Affiliates’ directors, officers, employees, agents, consultants, representatives and advisors (collectively, “Agents”) and to those approved subcontractors who have a need to know for the purposes of this Agreement. Each Party shall ensure that all of its Agents and subcontractors are bound by confidentiality obligations no less stringent than those stated herein. The Receiving Party shall be liable for any failure of any of its Agents to (a) maintain the confidentiality of the Disclosing Party’s Confidential Information, or (b) otherwise comply with the terms of this Article 10 to the same extent as the Receiving Party is obligated to do so. Additionally, each Receiving Party shall have the right to disclose Confidential Information of the Disclosing Party (including the Agreement) to the Receiving Party’s actual or potential third party investors or actual or potential third party acquirers, licensees or collaborative or other partners, and to the Receiving Party’s bankers, auditors, lawyers, accountants, and agents, provided, in each case that each such third party needs to know such Confidential Information and is bound to confidentiality and non-use obligations no less stringent than those set forth herein.

Exhibit 10.1

Execution version
10.2 Exclusion of Confidential Information. The obligations of confidentiality and non-use set forth in Section 10.1 shall not apply for Confidential Information that: (a) is or becomes part of the public domain without a violation of this Agreement; (b) was already in possession of the Receiving Party or its Affiliates (other than under an obligation of confidentiality) at the time of receipt from the Disclosing Party, as shown by documentary evidence, without violating an obligation of confidentiality to the Disclosing Party; (c) is received (other than under an obligation of confidentiality) from a third party who had no obligation to the Disclosing Party not to disclose such Confidential Information to the Receiving Party; or (d) the Receiving Party can demonstrate was independently developed by or for the Receiving Party or its Affiliates without use of the Disclosing Party’s Confidential Information or otherwise violating the terms of this Agreement.
10.3 Information Required by Law.
(a)If the Receiving Party is requested to disclose the Confidential Information of the Disclosing Party or any terms of this Agreement in connection with a lawful order of a government agency or court of competent jurisdiction or disclosure is required by operation of Law, including a legal or administrative proceeding, the Receiving Party will, to the extent legally permissible, give the Disclosing Party prompt written notice of such request so that the Disclosing Party may seek an appropriate protective order, confidential treatment of such information, or other remedy, or waive compliance with the relevant provisions of this Agreement. If the Disclosing Party seeks a protective order, confidential treatment, or other remedy, the Receiving Party, at the Disclosing Party’s request and expense, will reasonably cooperate with and assist the Disclosing Party in such efforts. If the Disclosing Party fails to obtain the requested remedy or waives compliance with the relevant provisions of this Agreement, the Receiving Party will disclose only that portion of the Confidential Information which its legal counsel determines is required by Law to be disclosed. Confidential Information that is disclosed pursuant to this Section 10.3(a) shall remain otherwise subject to the confidentiality and non-use provisions set forth in this Article 10.
(b)Notwithstanding anything to the contrary in Section 10.3(a), the Receiving Party may disclose Confidential Information of the Disclosing Party to the extent that such disclosure is reasonably necessary in order to comply with Law, including securities Laws and the rules of any securities exchange or market on which a Receiving Party’s securities are listed or traded, including the filing of this Agreement as an exhibit to any filing or other communication; provided that the Receiving Party provides the Disclosing Party with prior written notice of any such disclosure (to the extent reasonably practicable and legally permissible), and, (i) in the case of disclosures other than those required by securities Laws or the rules of any securities exchange or market on which a Receiving Party’s securities are, or are to be, listed or traded, the Receiving Party provides reasonable assistance to the Disclosing Party to limit disclosure of or seek confidential treatment for such Confidential Information, and (ii) in the case of disclosures required by securities Laws or the rules of any securities exchange or market on which a Receiving Party’s securities are, or are to be, listed or traded, the Receiving Party takes reasonable steps, upon the advice of securities counsel, to limit disclosure of or seek confidential treatment for such Confidential Information.

Exhibit 10.1

Execution version
10.4 Confidentiality Period. All obligations of confidentiality under this Article 10 will remain in effect during the Term and until [***] after the expiration or termination of the Agreement; provided however that the obligations of confidentiality for Confidential Information identified as a trade secret will survive indefinitely until such trade secret information no longer qualifies as a trade secret.
10.5 Publicity. Neither Party shall refer to, display or use or reference in any advertising, sales promotion, press release or other communication, any endorsement, direct or indirect quote, code, drawing, logo, name, trademark, specification, or picture of the other Party or the other Party’s Affiliates without the prior written consent of the other Party. In the event the Parties’ mutually agree to any external communications (e.g., joint press release) regarding the Parties’ collaboration, Customer and Lonza agree to coordinate such external communications.
10.6 Return of Customer Confidential Information. Upon termination of the Agreement, at Customer’s written request and election, all tangible forms of Customer Confidential Information shall be destroyed or returned to Customer without retaining any copies except for such copies necessary for Lonza to exercise its surviving rights or obligations under the Agreement. Notwithstanding the foregoing, (a) Lonza will be permitted to retain one copy of such Confidential Information of Customer for archival and legal compliance purposes (including all executed documents of exhibit and commercial batches as per regulatory requirements; provided that such documents shall be destroyed after such time period without retaining any copies) and (b) Lonza will not be required to delete or destroy any electronic back-up tapes or other electronic back-up files that have been created solely by Lonza’s automatic or routine archiving and back-up procedures, to the extent created and retained in a manner consistent with its standard archiving and back-up procedures.
10.7 Reservation of Rights. Except as specifically set forth herein, this Agreement does not (i) give any Party any license, right, title, interest in or ownership to any Confidential Information of the other Party; or (ii) grant any license or right under any intellectual property rights.
11. INTELLECTUAL PROPERTY
11.1 Except as expressly otherwise provided herein, neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Background Intellectual Property of the other Party.
11.2 Subject to Section 11.3, Customer shall own all right, title, and interest in and to any and all Intellectual Property that Lonza and/or its Affiliates, or contractors or agents of Lonza develops, conceives, invents, first reduces to practice or makes, solely or jointly with Customer or others, in the course of performance of the Services that is a derivative of or improvement to the Product (including any composition of matter or method of use), or that uses or incorporates, Customer’s Confidential Information and/or Customer’s Background Intellectual Property (collectively, the “New Customer Intellectual Property”). For avoidance of doubt, “New Customer Intellectual Property” shall include any material, processes or other items that solely embody, or that solely are claimed or covered by, any of the foregoing Intellectual Property, but shall exclude any New General Application Intellectual Property. New Customer Intellectual Property is deemed the Confidential Information of Customer.
11.3 Notwithstanding Section 11.2, and subject to the licenses granted in Section 11.5, Lonza shall own all right, title and interest in Intellectual Property that Lonza and/or its Affiliates, or contractors or agents of Lonza, solely or jointly with Customer, develops, conceives, invents, or first reduces to practice or makes in the course of performance of the Services that (i) is generally applicable to the development or manufacture of chemical or biological products or product components or (ii) is an

Exhibit 10.1

Execution version
improvement of, or direct derivative of, any of Lonza’ Background Intellectual Property and, in each case, does not require the use of, or incorporate any Customer’s Confidential Information and/or Customer’s Background Intellectual Property (“New General Application Intellectual Property”). For avoidance of doubt, “New General Application Intellectual Property” shall include any material, processes or other items that embody, or that are claimed or covered by, any of the foregoing Intellectual Property. New General Application Intellectual Property is deemed the Confidential Information of Lonza.
11.4 (a) Lonza hereby assigns to Customer all of its right, title and interest in any New Customer Intellectual Property. Lonza shall execute, and shall require its personnel as well as its Affiliates, or contractors or agents and their personnel involved in the performance of the Services to execute, any documents reasonably required to confirm Customer’s ownership of the New Customer Intellectual Property, and any documents required to apply for, maintain and enforce any patent or other right in the New Customer Intellectual Property.
(b) Customer hereby assigns to Lonza all of its right, title and interest in any New General Application Property. Customer shall execute, and shall require its personnel as well as its Affiliates, or contractors or agents and their personnel involved in the performance of the Services to execute, any documents reasonably required to confirm Lonza’s ownership of the New General Application Intellectual Property, and any documents required to apply for, maintain and enforce any patent or other right in the New General Application Intellectual Property.
(c) Lonza and Customer agree to cooperate in the filing of any patent application relating to New Customer Intellectual Property and New General Application Intellectual Property.
11.5 License to Lonza Intellectual Property.
11.5.1 New General Application Intellectual Property. Subject to the terms and conditions set forth herein, Lonza hereby grants to Customer a non-exclusive, world-wide, fully paid-up, irrevocable, perpetual, transferable license, including the right to grant sublicenses, under the New General Application Intellectual Property to the extent necessary to develop, make, have made, use, sell, have sold, offer for sale and import the Product (as defined without giving regard to Lonza as the manufacturer).
11.5.2 Lonza Patents. The License Agreement governs licenses to the Lonza Patents.
11.6 Customer acknowledges that it shall be solely and fully responsible for doing any and all freedom to operate assessments regarding possible infringement of third party intellectual property rights for any and all products and processes for any Product which it makes, has made, uses, sells, offers for sale or imports, other than with respect to Lonza’s Background Intellectual Property, the Lonza Patents and any other intellectual property rights licensed by Lonza to Customer under the License Agreement.
11.7 The marketing of Products shall be carried out by Customer under its own trademark. A Party shall acquire no rights or license on the other Party’s trademarks, unless such other Party provides prior written consent.

Exhibit 10.1

Execution version
12. TERM; TERMINATION
12.1 Term. The term of this Agreement shall commence on the Effective Date and, subject to the rights of earlier termination contained in this Agreement, shall remain in effect until [***] (“Initial Term”). The Initial Term may thereafter be extended for subsequent years upon the mutual written agreement of the Parties (the Initial Term, together with such subsequent periods, the “Term”).
12.2 [***]
12.3 Breach; Insolvency. If either Party is in material breach of any of its obligations, including its representations, warranties or covenants, under this Agreement, and fails to remedy such breach within [***] for non-payment of undisputed invoices) of receipt of written notice from the other Party, the non-breaching Party may terminate this Agreement with immediate effect with written notice of termination to the breaching Party, without liability to the other Party and without prejudice of any other rights or remedies; provided however, that if such breach is capable of being cured and the breaching party is diligently pursuing in good faith the remedy of the breach at the expiration of such [***] cure period, then the breaching Party shall have an additional period of time, not to exceed [***] or such other time period as mutually agreed to by the Parties, within which to complete such cure. Subject to any limitations under Law, either Party shall have the right to terminate this Agreement by giving notice to the other Party in the event that the other Party becomes insolvent or goes into bankruptcy, liquidation or receivership, or is admitted to the benefits of any procedure for the settlement of debts or becomes a party to dissolution proceedings.
12.4 [***]
12.5 Consequences of Termination.
12.5.1 In the event of termination hereunder by Customer pursuant to Section 12.2 [***]:
(a) Lonza shall be compensated for (i) Services rendered up to the date of termination, including in respect of any Product in-process as of such date of termination, and (ii) all costs incurred by Lonza in connection with non-cancelable obligations entered into prior to the date of termination in accordance with the applicable Purchase Order, including the cost of Raw Materials (other than API supplied by Customer) used or purchased for use in connection with such Purchase Order;
(b) except as otherwise set forth in subsection (d) below, all Purchase Orders, [***] Firm Orders and DP Firm Orders received by Lonza from Customer prior to the date that Customer’s written termination notice was received by Lonza, shall be deemed cancelled as of the date that Customer’s written termination notice was received by Lonza, and Customer shall pay [***] in respect of such cancelled Purchase Orders, [***] Firm Orders and DP Firm Orders; and
(c) from and after the date of notice of termination, Customer will not be responsible for the relevant Minimum Quantities commitments that are provided under Section 3.5.
(d) Notwithstanding termination of this Agreement as contemplated by this Section 12.5.1, Lonza shall complete under the terms of this Agreement all Purchase Order(s) that that were accepted by Lonza prior to the date that Customer’s written termination notice was received by Lonza, and that Customer informed Lonza in such written termination

Exhibit 10.1

Execution version
notice of Customer’s election that Lonza complete such Purchase Order(s) under the terms of this Agreement. If Customer cancels any such Purchase Order(s), then Customer shall pay the Cancellation Fee in respect of such cancelled Purchase Order.
(e) Upon receipt by Lonza of Customer’s written termination notice, Lonza shall promptly cease performance of the applicable Services (other than Services in connection with pending Purchase Order(s) Customer has elected Lonza complete as provided in subsection (d) above) and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, Lonza will use its commercially reasonable efforts to (i) immediately cancel any third party obligations (other than as needed for pending Purchase Order(s) Customer has elected Lonza complete as provided in subsection (d) above), (ii) promptly inform Customer of any irrevocable commitments made in connection with any pending Purchase Order(s), (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in Lonza’s possession (other than as needed for pending Purchase Order(s) Customer has elected Lonza complete as provided in subsection (d) above), to the extent possible, (iv) promptly inform Customer of the cost of any Raw Materials remaining unused and unreturnable, and (v) perform only those services and activities mutually agreed upon by the Parties as being necessary or advisable in connection with pending Purchase Order(s) Customer has elected that Lonza complete as provided in subsection (d) above.
12.5.2 In the event of termination hereunder by Lonza pursuant to Section 12.2 [***]:
(a) Lonza shall be compensated for (i) Services rendered up to the date of termination, including in respect of any Product in-process as of such date of termination, and (ii) all costs incurred by Lonza in connection with non-cancelable obligations entered into prior to the date of termination in accordance with the applicable Purchase Order, including the cost of Raw Materials (other than API supplied by Customer) used or purchased for use in connection with such Purchase Order;
(b) except as otherwise set forth in subsection (d) below, all Purchase Orders, [***] Firm Orders and DP Firm Orders received by Lonza from Customer prior to the date that Lonza’s written termination notice was received by Customer, shall be deemed cancelled as of the date that Lonza’s written termination notice was received by Customer, and Customer shall pay [***] in respect of such cancelled Purchase Orders, [***] Firm Orders and DP Firm Orders; and
(c) from and after the date of notice of termination, Customer will not be responsible for the relevant Minimum Quantities commitments provided under Section 3.5.
(d) Notwithstanding termination of this Agreement as contemplated by this Section 12.5.2, Lonza shall complete under the terms of this Agreement all Purchase Order(s) that that were accepted by Lonza prior to the date that Lonza’s written termination notice was received by Customer, and that Customer elects that Lonza complete by written notice to Lonza within [***] of Customer’s receipt of Lonza’s notice of termination. If Customer cancels any such Purchase Order, then Customer shall pay the Cancellation Fee in respect of such cancelled Purchase Order.

Exhibit 10.1

Execution version
(e) Upon receipt by Customer of Lonza’s written termination notice, Lonza shall promptly cease performance of the applicable Services (other than Services in connection with pending Purchase Order(s) Customer has elected Lonza complete as provided in subsection (d) above) and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, Lonza will use its commercially reasonable efforts to (i) immediately cancel any third party obligations (other than as needed for pending Purchase Order(s) Customer has elected Lonza complete as provided in subsection (d) above), (ii) promptly inform Customer of any irrevocable commitments made in connection with any pending Purchase Order(s), (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in Lonza’s possession (other than as needed for pending Purchase Order(s) Customer has elected Lonza complete as provided in subsection (d) above), to the extent possible, (iv) promptly inform Customer of the cost of any Raw Materials remaining unused and unreturnable, and (v) perform only those services and activities mutually agreed upon by the Parties as being necessary or advisable in connection with pending Purchase Order(s) Customer has elected that Lonza complete as provided in subsection (d) above.
12.5.3 In the event of termination hereunder by Customer in accordance with Section 12.3 (Breach; Insolvency):
(a) Lonza shall be compensated for (i) Services rendered up to the date of termination, including any Product in-process as of such date of termination, and (ii) all costs incurred by Lonza in connection with non-cancelable obligations entered into prior to the date of termination in accordance with the applicable Purchase Order, including the cost of Raw Materials (other than API supplied by Customer) used or purchased for use in connection with such Purchase Order;
(b) except as otherwise set forth in subsection (d) below, all Purchase Orders, [***] Firm Orders and DP Firm Orders received by Lonza from Customer prior to the date that Lonza received Customer’s written termination notice, shall be deemed cancelled as of the date that Customer’s written termination notice was received by Lonza and [***] by Customer with respect to such Purchase Orders, [***] Firm Orders and DP Firm Orders; and
(c) from and after the date of notice of termination, Customer will not be responsible for the relevant Minimum Quantities commitments provided under Section 3.5.
(d) Notwithstanding termination of this Agreement as contemplated by this Section 12.5.3, Lonza shall complete under the terms of this Agreement all Purchase Order(s) that that were accepted by Lonza prior to the date that Customer’s written termination notice was received by Lonza, and that Customer informed Lonza in such written termination notice of Customer’s election that Lonza complete such Purchase Order(s) under the terms of this Agreement. If Customer cancels any such Purchase Order(s), then Customer shall pay the Cancellation Fee in respect of such cancelled Purchase Order.
(e) Upon receipt by Lonza of Customer’s written termination notice, Lonza shall promptly cease performance of the applicable Services (other than Services in connection with pending Purchase Order(s) Customer has elected Lonza complete as provided in subsection (d) above) and will take all reasonable steps to mitigate the out-of-pocket

Exhibit 10.1

Execution version
expenses incurred in connection therewith. In particular, Lonza will use its commercially reasonable efforts to (i) immediately cancel any third party obligations (other than as needed for pending Purchase Order(s) Customer has elected Lonza complete as provided in subsection (d) above), (ii) promptly inform Customer of any irrevocable commitments made in connection with any pending Purchase Order(s), (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in Lonza’s possession (other than as needed for pending Purchase Order(s) Customer has elected Lonza complete as provided in subsection (d) above), to the extent possible, (iv) promptly inform Customer of the cost of any Raw Materials remaining unused and unreturnable, and (v) perform only those services and activities mutually agreed upon by the Parties as being necessary or advisable in connection with pending Purchase Order(s) Customer has elected that Lonza complete as provided in subsection (d) above.
(f) Upon notice of termination by Customer pursuant to Section 12.5.3, Lonza shall perform the transition services pursuant to Section 12.5.7.
12.5.4 In the event of termination hereunder by Lonza in accordance with Section 12.3 (Breach; Insolvency):
(a) Lonza shall be compensated for (i) Services rendered up to the date of termination, including in respect of any Product in-process as of such date of termination and (ii) all costs incurred by Lonza in connection with non-cancelable obligations entered into prior to the date of termination in accordance with the applicable Purchase Order, including the cost of Raw Materials (other than API supplied by Customer) used or purchased for use in connection with such Purchase Order;
(b) all Purchase Orders, [***] Firm Orders and DP Firm Orders shall be deemed cancelled as of the date that Lonza’s written termination notice was received by Customer and Customer shall [***] in respect of such cancelled Purchase Orders, [***] Firm Orders and DP Firm Orders; and
(c) Customer shall be responsible for the relevant Minimum Quantities commitments provided under Section 3.5 [***].
(d) Upon receipt by Customer of Lonza’s written termination notice, Lonza shall promptly cease performance of the applicable Services and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, Lonza will use its commercially reasonable efforts to (i) immediately cancel any third party obligations, (ii) promptly inform Customer of any irrevocable commitments made in connection with any pending Purchase Order, (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in Lonza’s possession, to the extent possible, (iv) promptly inform Customer of the cost of any Raw Materials remaining unused and unreturnable, and (v) perform only those services and activities mutually agreed upon by the Parties as being necessary or advisable in connection with the close-out of any pending Purchase Order.
12.5.5 In the event of termination hereunder by Customer pursuant to Section 12.4 [***]:
(a) Lonza shall be compensated for (i) Services rendered up to the date of termination, including in respect of any Product in-process as of such date of termination and (ii) all

Exhibit 10.1

Execution version
costs incurred by Lonza in connection with non-cancelable obligations entered into prior to the date of termination in accordance with the applicable Purchase Order, including the cost of Raw Materials (other than API supplied by Customer) used or purchased for use in connection with such Purchase Order;
(b) during [***], Lonza shall continue to accept or reject, in the ordinary course consistent with past practice under this Agreement prior to such notice of termination, any Purchase Orders submitted by Customer. If Customer cancels any such Purchase Order, then Customer shall [***] in respect of such cancelled Purchase Order;
(c) during [***], Customer shall be responsible for the relevant Minimum Quantities commitments provided under Section 3.5; and
(d) Customer shall be responsible for [***] Firm Orders and DP Firm Orders that Lonza received from Customer prior to the date that Customer’s written termination notice was received by Lonza.
(e) Notwithstanding termination of this Agreement as contemplated by this Section 12.5.5, Lonza shall complete under the terms of this Agreement all (1) Purchase Orders accepted by Lonza during the [***] in accordance with subsection (b) above, and (2) any Purchase Orders that were accepted by Lonza prior to the date that Customer’s written termination notice was received by Lonza. If Customer cancels any such Purchase Order, then Customer shall [***] in respect of such cancelled Purchase Order.
(f) Upon receipt by Lonza of Customer’s written termination notice, Lonza shall promptly cease performance of the applicable Services (other than Services in connection with pending Purchase Order(s) accepted by Lonza [***] or prior to the date that Customer’s written termination notice was received by Lonza, as provided in subsection (e) above) and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, Lonza will use its commercially reasonable efforts to (i) immediately cancel any third party obligations (other than as needed for pending Purchase Order(s) accepted by Lonza during the termination notice period or prior to the date that Customer’s written termination notice was received by Lonza, as provided in subsection (e) above), (ii) promptly inform Customer of any irrevocable commitments made in connection with any pending Purchase Order(s), (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in Lonza’s possession (other than as needed for pending Purchase Order(s) accepted by Lonza [***] or prior to the date that Customer’s written termination notice was received by Lonza, as provided in subsection (e) above), to the extent possible, (iv) promptly inform Customer of the cost of any Raw Materials remaining unused and unreturnable, and (v) perform only those services and activities mutually agreed upon by the Parties as being necessary or advisable in connection with pending Purchase Order(s) accepted by Lonza [***] or prior to the date that Customer’s written termination notice was received by Lonza, as provided in subsection (e) above.
12.5.6 In the event of termination hereunder by Lonza pursuant to Section 12.4 [***]:
(a) Lonza shall be compensated for (i) Services rendered up to the date of termination, excluding any Product in-process as of such date of termination and (ii) all costs incurred

Exhibit 10.1

Execution version
by Lonza in connection with non-cancelable obligations entered into prior to the date of termination in accordance with the applicable Purchase Order, including the cost of Raw Materials (other than API supplied by Customer) used or purchased for use in connection with such Purchase Order;
(b) [***], Lonza shall continue to accept or reject, in the ordinary course consistent with past practice under this Agreement prior to such notice of termination, any Purchase Orders submitted by Customer;
(c) with respect to any Purchase Orders accepted by Lonza prior to the date that Lonza’s written termination notice was received by Customer, Customer may cancel any portions of such Purchaser Orders that would result in the delivery of Product after the effective date of termination, and [***] by Customer with respect to such Purchase Orders as a result of the cancelation of such portions;
(d) from and after the date of notice of termination, Customer will not be responsible for the relevant Minimum Quantities commitments provided under Section 3.5; and
(e) Customer will not be responsible for [***] Firm Orders and DP Firm Orders that Lonza received from Customer prior to the date that Lonza’s written termination notice was received by Customer.
(f) Notwithstanding termination of this Agreement as contemplated by this Section 12.5.6, and except as otherwise set forth in subsection (c) above, Lonza shall complete under the terms of this Agreement all (1) Purchase Orders accepted by Lonza [***] and (2) any Purchase Orders that were accepted by Lonza prior to notice of termination. If Customer cancels any such Purchase Order, Customer shall [***] in respect of such cancelled Purchase Order.
(g) Upon receipt by Customer of Lonza’s written termination notice, Lonza shall promptly cease performance of the applicable Services (other than Services in connection with pending Purchase Order(s) accepted by Lonza [***] or that were accepted by Lonza prior to the date that Lonza’s written termination notice was received by Customer, as provided in subsection (f) above) and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, Lonza will use its commercially reasonable efforts to (i) immediately cancel any third party obligations (other than as needed for pending Purchase Order(s) accepted by Lonza [***] or that were accepted by Lonza prior to the date that Lonza’s written termination notice was received by Customer, as provided in subsection (f) above), (ii) promptly inform Customer of any irrevocable commitments made in connection with any pending Purchase Order(s), (iii) promptly return to the vendor for refund all unused, unopened Raw Materials that are in Lonza’s possession (other than as needed for pending Purchase Order(s) accepted by Lonza [***] or that were accepted by Lonza prior to the date that Lonza’s written termination notice was received by Customer, as provided in subsection (f) above), to the extent possible, (iv) promptly inform Customer of the cost of any Raw Materials remaining unused and unreturnable, and (v) perform only those services and activities mutually agreed upon by the Parties as being necessary or advisable in connection with pending Purchase Order(s) accepted by Lonza [***] or that were

Exhibit 10.1

Execution version
accepted by Lonza prior to the date that Lonza’s written termination notice was received by Customer, as provided in subsection (f) above.
(h) Upon notice of termination by Lonza pursuant to Section 12.4, Lonza shall perform the transition services pursuant to Section 12.5.7.
12.5.7 In the event of termination by Customer for Lonza's material breach in accordance with Section 12.3 (Breach; Insolvency) or by Lonza pursuant to Section 12.4 [***], then from the date of the applicable notice of termination, until the earlier of either (i) [***] or (ii) [***] from the date of the notice of termination, Lonza will make available Lonza employees to Customer [***] to the extent necessary to provide reasonable technical support and assistance at no charge to Customer.
12.6 Environmental Effects; Health and Safety. Lonza reserves the right to terminate immediately this Agreement if, for any reason, (a) a Lonza occupational health and safety officer reasonably determines that any information provided by Customer pursuant to Section 5.2 (and which was not previously provided by Customer prior to entry into this Agreement) is incomplete, inadequate, or inaccurate to protect the environment or the health, safety and well-being of Lonza’s employees (or those of its Affiliate) or (b) a Lonza occupational health and safety officer reasonably determines that the API or Product hereunder may adversely affect the environment or the health, safety and well-being of Lonza’s employees (or those of its Affiliate); provided, however, that Lonza has used commercially reasonable efforts implement the necessary measures to prevent such adverse effects.
12.7 Survival. Termination or expiration of this agreement shall not relieve either Party of any liabilities, rights or obligations accruing prior to such termination or expiration. In the event of any termination or expiration of this Agreement, the provisions of this Section 12.7, and Sections 4, 5.2, 5.3, 6.1, 7, 9, 10, 11, 12.5, 15.1, and 15.3 shall survive such termination or expiration, together with any other provision hereof that by its terms survives termination or expiration hereof and any other obligations that have accrued prior to the termination or expiration of this Agreement.
13. NOTICES
13.1 Notices hereunder shall be deemed given as of the date sent. All notices shall be in writing mailed via certified mail, return receipt requested, or a reputable overnight courier, addressed as follows, or to such other address as may be designated from time to time:
If to Lonza: [***]
Copy to: Lonza
         [***]
If to Customer: Deciphera Pharmaceuticals, LLC
        500 Totten Pond Road Road, 6th Floor
        Waltham, MA 02451
        Attention: Chief Technical Officer
        With a copy to: General Counsel

Exhibit 10.1

Execution version
14. FORCE MAJEURE
14.1 If Lonza is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and gives written notice thereof to Customer specifying the matters constituting Force Majeure together with such evidence as Lonza reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, Lonza shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue. Provided that, if such Force Majeure persists for a period of [***], Customer may terminate this Agreement by delivering written notice to Lonza.
14.2 “Force Majeure” shall be deemed to include any reason or cause beyond Lonza’s reasonable control affecting the performance by Lonza of its obligations under the Agreement, including, but not limited to, any cause arising from or attributable to acts of God, strike, lockouts, labor troubles, restrictive governmental orders or decrees, riots, insurrection, war, terrorists acts, or the inability of Lonza to obtain any required raw material, energy source, equipment, labor or transportation, at prices and on terms deemed by Lonza to be reasonably practicable, from Lonza’s usual sources of supply.
14.3 With regard to Lonza, any such event of Force Majeure affecting services or production at its Affiliates or suppliers shall be regarded as an event of Force Majeure.
15 MISCELLANEOUS
15.1 Entire Agreements; Amendments; Waivers. The terms and provisions contained in this Agreement and all Exhibits hereto constitute the entire agreement between the Parties with respect to the commercial terms and conditions related to the commercial supply of Product, superseding all prior and contemporaneous agreements or understandings between the Parties with respect to the commercial terms and conditions related to the Product. In the event of a conflict between the terms of the Agreement, any Purchase Order, Exhibit or the Quality Agreement (subject to Section 8.1), the terms of this Agreement shall control. Any amendments of this Agreement must be in writing and signed by the Parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall in no way affect, limit or waive a Party’s rights at any time to enforce strict compliance therafter with every term or condition of this Agreement.
15.2 Successors and Assigns. Neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, provided, however that (a) either Party may assign this Agreement to (i) any Affiliate of such Party or (ii) any third party in connection with a merger, sale or transfer (by whatever method) involving all or substantially all of the assets of the business related to this Agreement, and (b) Lonza shall be entitled to sell, assign and/or transfer its trade receivables resulting from this Agreement without the consent of the Customer. For purposes of this Section 15.2, the terms “assign” and “assignment” shall include, without limitation (i) the sale of fifty percent (50%) or more of the outstanding stock of such Party to an Affiliate of such Party or an unrelated entity or natural person, (ii) the sale or transfer or other assignment of all or substantially all of the assets of the Party or the line of business or Product to which this Agreement relates, and (iii) a merger, consolidation, acquisition or other form of business combination. Any purported assignment without a required consent shall be void. No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.

Exhibit 10.1

Execution version
15.3 Independent Contractor. The relationship of the Parties under this Agreement is that of independent contractors and nothing contained herein shall be construed to create a partnership, joint venture or agency relationship between Customer and Lonza, nor shall either Party be authorized to bind the other in any way.
15.4 Governing Law; Dispute Resolution. This Agreement is governed in all respects by the laws of the State of New York, USA, without regard to its conflicts of laws principles. The Parties agree to submit to the jurisdiction of the courts of the State of New York, USA. The Parties shall have the right to proceed to a suitable jurisdiction for the purpose of enforcing a judgment, award, or order (including without limitation seeking specific performance) and injunctive reliefs.
15.5 Severability. If any provision of this Agreement is or becomes at any time illegal, invalid or unenforceable in any respect, neither the legality, validity nor enforceability of the remaining provisions hereof shall in any way be affected or impaired thereby. The Parties undertake to substitute any illegal, invalid or unenforceable provision by a provision which is as far as possible commercially equivalent considering the legal interests and the business purpose of this Agreement.
15.6 Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, and by Parties in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, to the extent signed and delivered by electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.
15.7 No Third Party Beneficiaries. No third party including any employee of any Party to this Agreement shall have or acquire any rights by reason of this Agreement whether by way of statute or otherwise.
15.8 Miscellaneous. The division of this Agreement into articles, sections, subsections and exhibits, and the insertion of headings, are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless expressly provided herein or unless the context otherwise requires, all references to the singular shall include the plural and vice versa. Any reference herein to a “day” or “days” shall be references to a calendar day or days. Any period of days specified in this Agreement ending a Saturday, Sunday or public holiday shall automatically be extended to the first business day in the country of manufacture ending after such Saturday, Sunday or public holiday.
15.9 Construction. Each of the Parties agrees that it has read and had the opportunity to review this Agreement with its legal counsel and, accordingly, the rule of construction that any ambiguity contained in this Agreement shall be construed against the drafting Party shall not apply.
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.
Deciphera Pharmaceuticals, LLC    [***]

By: /s/ Steven L. Hoerter__________________   By: [***]
Name: Steven L. Hoerter     Name: [***]
Title: President and CEO     Title: [***]
Date: April 2, 2019      Date: April 11, 2019

Exhibit 10.1

Execution version
EXHIBIT A
COMMERCIAL TERMS

[***]

Exhibit 10.1

Execution version
EXHIBIT B
Specifications

[***]

Exhibit 10.1

Execution version
EXHIBIT C
ENVIRONMENTAL AND HEALTH AND SAFETY INFORMATION

[***]

Exhibit 10.1

Execution version
EXHIBIT D
Safety Data Sheets (SDS)

[***]

Exhibit 10.1

Execution version
EXHIBIT E

License Agreement

[***]